UNITED STATES
SECURITIES and EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 27, 2003

KOGER EQUITY, INC.

(Exact name of registrant as specified in its charter)

FLORIDA

(State or other jurisdiction of incorporation)

1-9997	59-2898045

(Commission File Number)	(IRS Employer Identification No.)

225 NE Mizner Boulevard, Suite 200
Boca Raton, Florida	33432

(Address of principal executive offices)	(Zip Code)

(561) 395-9666

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

SIGNATURES
EX-10.1 Employment Agreement - Crocker
EX-10.2 Employment Agreement - Brockwell

The purpose of the Form 8-K is to file the exhibits attached hereto.

Item 7.      Exhibits

Exhibit No.	Description

10.1	Employment Agreement, dated January 1, 2002, by and between Koger Equity, Inc. and Thomas J. Crocker (executed on March 27, 2003)
10.2	Employment Agreement, dated January 1, 2002, by and between Koger Equity, Inc. and Thomas C. Brockwell (executed on March 28, 2003)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KOGER EQUITY, INC.

Dated: January 5, 2004	By:	/s/ Steven A. Abney
Steven A. Abney Title: Vice President, Finance and Chief Accounting Officer (Principal Financial Officer)

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